LOGAN CAPITAL LONG/SHORT FUND

A series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-855-215-1200

www.logancapital.com/funds

October 25, 2017

Dear Shareholder:

I am writing to let you know that a special meeting of the shareholders of the Logan Capital Long/Short Fund (the “Target Fund”), a series of Advisors Series Trust (the “AST Trust”), will be held on December 8, 2017 at 11:00 a.m., Central Time, at the offices of U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to reorganize the Target Fund into the Nationwide Long/Short Equity Fund (the “Acquiring Fund”), a series of Nationwide Mutual Funds (the “NMF Trust”). If the proposal is approved, Target Fund Investor Class and Institutional Class shareholders will be issued Institutional Service Class and Class R6 shares, respectively, of the Acquiring Fund (the “Acquiring Fund Shares”).

If you are a shareholder of record of the Target Fund as of the regular close of business of the New York Stock Exchange on October 6, 2017, you have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Target Fund’s shareholders vote to approve the reorganization, shareholders of the Target Fund will receive Acquiring Fund Shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the reorganization.

The primary purpose of the proposed reorganization is to move the Target Fund into a newly created fund within the Nationwide family of mutual funds that has substantially similar investment strategies to those of the Target Fund. The reorganization will shift management oversight responsibility for the Target Fund to Nationwide Fund Advisors (“NFA”), the investment adviser to the NMF Trust, while retaining Logan Capital Management, Inc. (“Logan Capital”), the Target Fund’s investment adviser, as its subadviser to provide the day-to-day management of the Acquiring Fund. The portfolio managers from Waterloo International Advisors, LLC, the Target Fund’s subadviser, will become employees of Logan Capital upon completion of the reorganization and will, along with the existing portfolio management team at Logan Capital, serve as portfolio managers for the Acquiring Fund.

Logan Capital believes that the reorganization may benefit shareholders by providing the Fund with access to the Nationwide mutual funds’ distribution platform, which could provide potential asset growth opportunities that, if realized, may result in greater efficiencies and economies of scale. The reorganization will provide Target Fund shareholders with continued exposure to the asset classes and investment strategies of their original investment without interruption or transaction costs. For both Investor Class and Institutional Class Target Fund shareholders, the reorganization also is expected to result in reduced operating expenses, which will result in reduced expenses for Target Fund shareholders. The Target Fund is substantially similar to the Acquiring Fund, which is a new series within the NMF Trust created specifically for the purpose of acquiring the assets and liabilities of the Target Fund. However, the proposed reorganization will result in the Fund being overseen by a different board of trustees and having different third-party service providers. If the reorganization is approved, Logan Capital does not expect that the proposed reorganization will result in a change in the level or quality of services shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed reorganization has been carefully reviewed and approved by each of the Board of Trustees of the AST Trust (“AST Board” or “AST Trustees”) and the Board of Trustees of the NMF Trust (“NMF Board” or “NMF Trustees”). The AST Trustees recommend that you vote FOR the proposed reorganization.

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More information on the specific details of and reasons for the reorganization is contained in the enclosed Combined Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions before you vote, please call the AST Trust toll-free at 1-855-215-1200. Thank you for your participation in this important initiative.

Sincerely,

/s/ Douglas G. Hess

Douglas G. Hess

President

Advisors Series Trust

A Proxy Card covering your Fund is enclosed along with the Combined Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote via the Internet or by telephone, or mark, sign and return your Proxy Card. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares today.

You may vote by:

•	Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card.

•	Telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions.

•	Mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, LLC, reminding you to vote.

THE BOARD OF TRUSTEES OF THE AST TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

LOGAN CAPITAL LONG/SHORT FUND

A series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-855-215-1200

www.logancapital.com/funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 8, 2017

To the shareholders of the Logan Capital Long/Short Fund, a series of Advisors Series Trust, a Delaware statutory trust (the “AST Trust”):

NOTICE IS HEREBY GIVEN that the AST Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Logan Capital Long/Short Fund (the “Target Fund”), on December 8, 2017 at 11:00 a.m., Central Time, at the offices of U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202. The purpose of the Meeting is to consider and act upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition by Nationwide Mutual Funds, a Delaware statutory trust (the “NMF Trust”), on behalf of its series, Nationwide Long/Short Equity Fund (the “Acquiring Fund”), of all of the assets of the Target Fund, in exchange solely for Institutional Service Class and Class R6 shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing (the “Proposal”).

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Combined Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Combined Proxy Statement/Prospectus.

Shareholders of record of the Target Fund at the regular close of business of the New York Stock Exchange on October 6, 2017 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal.

The Board of Trustees of the AST Trust recommends that the shareholders of the Target Fund vote FOR the Proposal.

By order of the Board of Trustees of Advisors Series Trust

/s/ Jeanine M. Bajczyk

Jeanine M. Bajczyk

Secretary of Advisors Series Trust

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October 25, 2017

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Combined Proxy Statement/Prospectus.

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COMBINED PROXY STATEMENT/PROSPECTUS

DATED OCTOBER 25, 2017

LOGAN CAPITAL LONG/SHORT FUND

A series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-855-215-1200

www.logancapital.com/funds

NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

1-800-848-0920

www.nationwide.com/mutualfunds

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the Logan Capital Long/Short Fund (the “Target Fund”), a series of Advisors Series Trust (the “AST Trust”).

At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Target Fund into the Nationwide Long/Short Equity Fund (the “Acquiring Fund”), a newly organized series of Nationwide Mutual Funds (the “NMF Trust”), as described more fully in the Plan (the “Reorganization”). The Plan provides for the transfer of all of the Target Fund’s assets to the Acquiring Fund in exchange for: (i) Institutional Service Class and Class R6 shares of the Acquiring Fund equal in value to the Target Fund’s Investor Class and Institutional Class shares, respectively, which will be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund; and (ii) the assumption by the Acquiring Fund of all of the obligations and liabilities of the Target Fund. The Target Fund and the Acquiring Fund may each be referred to herein as a “Fund” or may be collectively referred to herein as the “Funds.”

If the Reorganization is approved by the Target Fund’s shareholders, on the effective date of the proposed Reorganization, which is currently scheduled to take place as of the opening of business on December 11, 2017, or such other date and time as the parties may agree (the “Closing Date”), Target Fund Investor Class and Institutional Class shareholders will be issued Institutional Service Class and Class R6 shares, respectively, of the Acquiring Fund (“Acquiring Fund Shares”).

The Meeting will be held at the offices of U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, at 11:00 a.m., Central Time on December 8, 2017. The Board of Trustees of the AST Trust (“AST Board” or “AST Trustees”) is soliciting these proxies on behalf of the Target Fund. The AST Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to shareholders on or about November 7, 2017.

The Target Fund and the Acquiring Fund are each registered, open-end management investment companies (more commonly referred to as “mutual funds”). If the Target Fund’s shareholders vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund Shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Fund Shares are distributed, the Target Fund will be liquidated and dissolved.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•	The prospectus of the AST Trust on behalf of the Logan Capital Long/Short Fund, dated August 28, 2017, as supplemented and amended to date (File No. 811-07959; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000894189-16-011471) (the “Target Fund Prospectus”);

•	The prospectus of the NMF Trust on behalf of the Nationwide Long/Short Equity Fund, dated September 1, 2017 (File No. 811-08495; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-17-266421), which is also enclosed herewith (the “Acquiring Fund Prospectus”); and

•	A statement of additional information (“SAI”) dated September 20, 2017 (File No. 333-220533), relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 1-855-215-1200 or by writing to Logan Capital Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

You may obtain copies of the Target Fund Prospectus, related SAI, or annual or semiannual reports without charge by contacting the AST Trust at 1-855-215-1200; by visiting http://www.logancapital.com/funds or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference above, is intended to provide you with additional information about the Acquiring Fund. The Acquiring Fund is newly organized and currently has no assets or liabilities. The Acquiring Fund was created specifically for the purpose of acquiring the assets and liabilities of the Target Fund in connection with the Plan and will not commence operations until the Closing Date (as defined below) of the Reorganization. The Acquiring Fund does not have any annual or semiannual reports to date. You may obtain an additional copy of the Acquiring Fund Prospectus or the related SAI without charge by contacting the NMF Trust at 1-800-848-0920.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

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TABLE OF CONTENTS

OVERVIEW	3
On what proposal am I being asked to vote?	3
What is the anticipated timing of the Reorganization?	4
Why is the Reorganization being proposed?	4
Will the portfolio management of the Target Fund change?	4
Who will bear the expenses associated with the Reorganization?	5
What are the federal income tax consequences of the Reorganization?	5
Has the Board of the Target Fund approved the proposed Reorganization?	5
How will the number of Acquiring Fund Shares that I will receive be determined?	5
How do the fees of the Acquiring Fund compare to those of the Target Fund?	6
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?	6
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?	6
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	6
Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?	7
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	7
How many votes am I entitled to cast?	7
How do I vote my shares?	7
What are the quorum and approval requirements for the Reorganization?	7
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	7
What happens if the Reorganization is not approved by the Target Fund’s shareholders?	8
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND	8
Comparison of Fee Tables	8
Expense Examples	11
Comparison of Investment Objectives, Strategies and Risks	11
Comparison of Fundamental and Non-Fundamental Investment Policies	15
Comparison of Portfolio Turnover	16
Comparison of Fund Performance	16
Comparison of Investment Advisers and Other Service Providers	16
Comparison of Share Classes and Distribution Arrangements	19
Comparison of Purchase, Redemption and Exchange Procedures	20
Comparison of Dividend and Distribution Policies and Fiscal Years	22
Comparison of Business Structures, Shareholder Rights and Applicable Law	22
BOARD CONSIDERATIONS	27
THE PROPOSED REORGANIZATION	29
Agreement and Plan of Reorganization	29
Description of the Securities to be Issued	30
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	30
PRO FORMA CAPITALIZATION	32
ADDITIONAL INFORMATION ABOUT THE FUNDS	33
Financial Highlights	33
VOTING INFORMATION	33
Solicitation of Votes	34
Quorum and Voting Requirements	35
Effect of Abstention and Broker “Non-Votes”	35

Adjournment	35
Other Matters	35
Future Shareholder Proposals	35
Record Date and Outstanding Shares	36
WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS	37
APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B — TARGET FUND’S FINANCIAL HIGHLIGHTS	B-1

OVERVIEW

The following is a brief overview of the proposal to be voted upon at the Meeting scheduled for December 8, 2017. Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Fund Prospectus, the Acquiring Fund Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Target Fund Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund Prospectus and the Acquiring Fund Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the AST Trust at 1-855-215-1200 (toll-free).

On what proposal am I being asked to vote?

The primary purpose of the proposed reorganization is to move the Target Fund into a newly created fund within the Nationwide family of mutual funds that has substantially similar investment strategies to those of the Target Fund. The Reorganization will shift management oversight responsibility for the Target Fund to Nationwide Fund Advisors (“NFA”), the investment adviser to the NMF Trust. However, the portfolio management team of the Target Fund will continue to serve as portfolio managers for the Acquiring Fund.

As a Target Fund shareholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. The Plan provides for: (i) the acquisition by the NMF Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund, in exchange solely for Institutional Service Class and Class R6 shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) the pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing (the “Proposal”).

As a result of the Reorganization (if approved by Target Fund shareholders), each Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

The Reorganization of the Target Fund into the Acquiring Fund is currently scheduled to take place as of the opening of business on December 11, 2017, or such other date and time as the parties may agree (the “Closing Date”).

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them at redemption. If, instead, you receive Acquiring Fund Shares in exchange for your Target Fund shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. For more information about the tax consequences of the Reorganization, please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the AST Trust and the NMF Trust, by the NMF Trust if any condition precedent to its obligations has not been fulfilled or waived by the NMF Trust, or by the AST Trust if any condition precedent to its obligations has not been fulfilled or waived by the AST Trust.

You should consult the Acquiring Fund Prospectus for more information about the Acquiring Fund and the Target Fund Prospectus for more information about the Target Fund, which have been incorporated by reference into this Proxy Statement/Prospectus. In addition, a copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus. For more information regarding shareholder approval of the Reorganization, please refer to the “The Proposed Reorganization” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus. For more information regarding the calculation of the number of Acquiring Fund Shares to be issued, please refer to the “How will the number of Acquiring Fund Shares that I will receive be determined?” section below.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on December 8, 2017. If all necessary approvals are obtained, the proposed Reorganization is currently scheduled to take place upon the opening of business on December 11, 2017.

Why is the Reorganization being proposed?

Logan Capital, the investment adviser to the Target Fund, believes that the Reorganization may benefit Target Fund shareholders by providing the Fund with access to the NMF Trust’s distribution platform, which could provide potential asset growth opportunities that, if realized, may result in greater efficiencies and economies of scale. However, there is no guarantee that such efficiencies and economies of scale will be realized. The Reorganization will provide Target Fund shareholders with continued exposure to the asset classes and investment strategies of their original investment without interruption or transaction costs. The Reorganization also is expected to result in lower operating expenses for both Investor Class and Institutional Class Target Fund shareholders. The Board of the Target Fund believes that the Reorganization is in the best interest of Target Fund shareholders.

Will the portfolio management of the Target Fund change?

The Acquiring Fund will retain Logan Capital Management, Inc. (“Logan Capital”), the Target Fund’s investment adviser, as its subadviser to provide the day-to-day management of the Acquiring Fund. The portfolio managers from Waterloo International Advisors, LLC (“Waterloo”), the Target Fund’s subadviser, will become employees of Logan Capital upon completion of the Reorganization and will, along with the existing portfolio management team at Logan Capital, continue to serve as portfolio managers for the Acquiring Fund. However, NFA, as investment adviser to the Acquiring Fund, will assume overall responsibility to manage the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the Board of Trustees of the NMF Trust (the “NMF Board” or “NMF Trustees”). NFA also will evaluate and monitor the performance of Logan Capital. As a result, the Reorganization will shift these broader management oversight responsibilities from Logan Capital to NFA, subject to the supervision of the NMF Board. The NMF Trust and NFA have received an exemptive order from the SEC for a multi-manager structure (the “Manager of Managers Order”) that allows NFA to hire, replace or terminate unaffiliated subadvisers, such as Logan Capital, with the approval of the NMF Board but without the approval of shareholders. The Manager of Managers Order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the NMF Board but without shareholder approval. Although the Manager of Managers Order applies to the Acquiring Fund, neither NFA nor the NMF Board has any current intention of replacing or terminating Logan Capital as subadviser to the Acquiring Fund in reliance on the Manager of Managers Order, but may recommend such action in the future consistent with its obligations to evaluate and monitor the Acquiring Fund’s subadvisers.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be allocated between Logan Capital and NFA. Neither the Target Fund nor the Acquiring Fund will bear any related costs of the Reorganization. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the AST Trust and the NMF Trust, Logan Capital, and NFA and their affiliates, or, if necessary, a communications firm retained for this purpose.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal Income Tax Consequences of the Reorganization” (although there can be no assurance that the Internal Revenue Service will agree with such opinion). Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund Shares the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

Has the Board of the Target Fund approved the proposed Reorganization?

The Board of Trustees of the AST Trust (the “AST Board” or “AST Trustees”) has approved the Reorganization and the Plan and recommends that you vote in favor of the proposed Reorganization. The AST Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

As described in more detail below, Logan Capital and the AST Board have engaged in discussions regarding Logan Capital’s desire to move the Target Fund to the Nationwide family of funds, which Logan Capital believes may benefit shareholders by providing the Fund with access to the NMF Trust’s distribution platform, and which could also provide potential asset growth opportunities that, if realized, may result in greater efficiencies and economies of scale. Logan Capital proposed that the AST Board approve the Reorganization, in light of a number of factors, including, but not limited to, the opportunity for shareholders to retain their original investment without interruption or transaction costs, anticipated lower operating expenses for both Investor Class and Institutional Class Target Fund shareholders, the similarity in the Target Fund’s and Acquiring Fund’s investment objectives and strategies, and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers (as employees of Logan Capital) as well as the distribution opportunities discussed above. For information regarding the factors that were considered by the AST Trustees, please refer to the section below entitled “Board Considerations”.

How will the number of Acquiring Fund Shares that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of Acquiring Fund Shares received by the Target Fund in the Reorganization. The number of Acquiring Fund Shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. The Target Fund’s assets will be valued pursuant to the AST Trust’s valuation procedures. The total value of your holdings should not change as a result of the Reorganization.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

The investment advisory fee of the Acquiring Fund – at 1.35% of the Fund’s average daily net assets – is less than the investment advisory fee of the Target Fund, which is 1.40%. As a result of the proposed Reorganization and after any applicable expense waivers and reimbursements, shareholders of both the Investor Class and the Institutional Class of the Target Fund can expect to experience total lower expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization.

In addition, while the Investor Class shares of the Target Fund have a 0.25% Rule 12b-1 distribution and service fee, the Institutional Service Class shares of the Acquiring Fund do not have a Rule 12b-1 distribution and service fee. Neither the Institutional Class shares of the Target Fund nor the Class R6 shares of the Acquiring Fund has a Rule 12b-1 fee.

The Investor Class and Institutional Class shares of the Target Fund each have a shareholder servicing plan fee of up to 0.10% of the Fund’s average daily net assets. The Institutional Service Class shares of the Acquiring Fund have a shareholder servicing fee – which it calls an “administrative services fee” – of up to 0.25%, but the Class R6 shares of the Acquiring Fund are subject to no such fee.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund Shares issued to you in the Reorganization will be equal to the aggregate value of the Target Fund shares you own immediately prior to the Reorganization. Holders of Acquiring Fund Shares are eligible to purchase additional Institutional Service Class or Class R6 shares of the Acquiring Fund. Purchases of additional Institutional Service Class or Class R6 shares of the Acquiring Fund are not subject to front-end sales charges.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?

The share purchase, redemption, and exchange procedures of the Acquiring Fund are similar to those of the Target Fund. For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

The investment objective of the Acquiring Fund is identical to the investment objective of the Target Fund. The investment objective of the Target Fund is fundamental, which means that the Target Fund’s shareholders would have to approve any changes to it. By contrast, the investment objective of the Acquiring Fund is non-fundamental, which means that the NMF Board may change it without approval by the Acquiring Fund’s shareholders upon 60 days’ written notice to shareholders. The investment strategies of the Acquiring Fund are substantially similar to those of the Target Fund.

For a detailed comparison of the Target Fund’s and Acquiring Fund’s investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar to one another, and include certain investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”). For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Acquiring Fund are substantially similar to those of the Target Fund. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date. The record date is October 6, 2017 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund’s shareholders.

How do I vote my shares?

You can vote your shares in person at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 1-866-745-0268.

What are the quorum and approval requirements for the Reorganization?

Holders of at least a majority of the total number of shares of the Target Fund that are outstanding as of the Record Date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the Proposal with respect to the Target Fund. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, additional action may be needed. AST Fund Solutions, LLC, a proxy solicitation firm, or other persons who are affiliated with Logan Capital, NFA, the AST Trust, the NMF Trust or their affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

What happens if the Reorganization is not approved by the Target Fund’s shareholders?

If the shareholders of the Target Fund do not approve the Reorganization, Logan Capital may consider other alternatives including recommending that the AST Board consider the liquidation of the Target Fund, which could be a taxable event for shareholders of the Target Fund.

CO MPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

Comparison of Fee Tables

The tables below allow a shareholder to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. The shareholder transaction expenses presented below show that there is no sales charge (load) on purchases of Institutional Service Class or Class R6 shares of the Acquiring Fund. Therefore, you will not have to pay any sales charge on the Acquiring Fund Shares received as part of the Reorganization. Annual Fund Operating Expenses are paid by each Fund. They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services. For the Acquiring Fund, Annual Fund Operating Expenses (and related Example Expenses) also are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended April 30, 2017 for the Target Fund. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because this Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Currently, Logan Capital has voluntarily limited the annual operating expenses of the Investor Class and Institutional Class shares of the Target Fund to 1.99% and 1.74%, respectively, as shown in the table below, subject to the exclusions noted, until at least August 31, 2018. NFA has contractually agreed to limit the annual operating expenses of all share classes of the Acquiring Fund to 1.74%, as shown in the table below, subject to the exclusions noted, for at least two years from the Closing Date. Target Fund Investor Class and Institutional Class shareholders would therefore experience a net expense reduction of 0.15% and 0.19%, respectively, following the proposed Reorganization, so long as the existing fee waivers remain in effect, but for a minimum of two years from the closing of the Reorganization.

LOGAN CAPITAL LONG/SHORT FUND — INVESTOR CLASS

NATIONWIDE LONG/SHORT EQUITY FUND — INSTITUTIONAL SERVICE CLASS

	Logan Capital Long/Short Fund (Target Fund)	Nationwide Long/Short Equity Fund (Acquiring Fund) and Pro Forma Combined
	Investor Class	Institutional Service Class
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on redemptions (as a percentage of amount redeemed on shares held for 60 days or less	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	None

	Logan Capital Long/Short Fund (Target Fund)	Nationwide Long/Short Equity Fund (Acquiring Fund) and Pro Forma Combined
	Investor Class	Institutional Service Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.40%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[2]
Dividends and Interest on Short Sales	1.11%	1.11%[3]
All Remaining Other Expenses	2.02%	0.96%[3]
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	4.81%	3.45%

Fee Waiver/Expense Reimbursement	(1.68)%[4]	(0.47)%[5]

Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	3.13%	2.98%

LOGAN CAPITAL LONG/SHORT FUND — INSTITUTIONAL CLASS

NATIONWIDE LONG/SHORT EQUITY FUND — CLASS R6

	Logan Capital Long/Short Fund (Target Fund)	Nationwide Long/Short Equity Fund (Acquiring Fund) and Pro Forma Combined
	Institutional Class	Class R6
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on redemptions (as a percentage of amount redeemed on shares held for 60 days or less	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	None

	Logan Capital Long/Short Fund (Target Fund)	Nationwide Long/Short Equity Fund (Acquiring Fund) and Pro Forma Combined
	Institutional Class	Class R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.40%	1.35%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses[2]
Dividends and Interest on Short Sales	1.30%[6]	1.11%[3,7]
All Remaining Other Expenses	1.92%	0.86%[3]
Acquired Fund Fees and Expenses	0.03%	0.03%

Total Annual Fund Operating Expenses	4.65%	3.35%
Fee Waiver/Expense Reimbursement	(1.58)%[4]	(0.47)%[5]

Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	3.07%	2.88%

[1]	Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.
[2]	The costs incurred in connection with the Reorganization will be borne by Logan Capital and NFA. These Reorganization expenses have not been reflected in the tables above.
[3]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[4]	Logan Capital has contractually agreed to waive a portion or all of its management fees and pay Target Fund expenses in order to limit Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) to 1.99% and 1.74% of average daily net assets of the Target Fund’s Investor Class shares and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least August 27, 2018, and may be terminated only by the AST Board. Currently, Logan Capital may request recoupment of previously waived fees and paid expenses from the Target Fund for three years from the date they were waived or paid, subject to the Expense Caps, although Logan Capital will lose any such recoupment rights upon the consummation of the Reorganization.
[5]	The NMF Trust and NFA have entered into a written contract limiting annual fund operating expenses to 1.74% until at least December 31, 2019. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Acquiring Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Acquiring Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the NMF Board. NFA may request and receive reimbursement from the Acquiring Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Acquiring Fund was made. However, no reimbursement may be made unless: (i) the Acquiring Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Acquiring Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the expense limitation agreement.

[6]	The “Dividends and Interest on Short Sales” for the Target Fund’s Institutional Class shares is higher than for the Target Fund’s Investor Class shares as a result of the allocation of the Target Fund’s expenses and the timing of subscriptions and redemptions based on the relative size of the share classes when such expenses were incurred.
[7]	“Dividends and Interest on Short Sales” for Class R6 shares of the Pro Forma Combined Fund is an estimate of short-sale dividend expenses for the class in its first year of operations based on the investment of initial seed capital of $15 million by NFA, which NFA will not invest until after the closing of the Reorganization.

Expense Examples

The following Examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Logan Capital Long/Short Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Investor Class	$316	$1,298	$2,283	$4,764
Institutional Class	$310	$1,261	$2,219	$4,644

Nationwide Long/Short Equity Fund

(Acquiring Fund)

and

Pro Forma Combined

	1 Year	3 Years	5 Years	10 Years
Institutional Service Class	$301	$968	$1,705	$3,650
Class R6	$291	$938	$1,657	$3,560

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least two years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and NFA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting combined Fund will retain the Acquiring Fund’s expense structure.

Comparison of Investment Objectives, Strategies and Risks

The following summarizes the investment objectives, strategies and risks of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives, strategies and risks are contained in the Target Fund Prospectus and SAI and the Acquiring Fund Prospectus and SAI, which are on file with the SEC. The Target Fund Prospectus and Acquiring Fund Prospectus are also incorporated herein by reference.

Investment Objective

The Target Fund and the Acquiring Fund have the same investment objective, which is to seek long-term capital appreciation. The investment objective of the Target Fund is fundamental, which means that the Target Fund’s shareholders would have to approve any changes to it. By contrast, the investment objective of the Acquiring Fund is non-fundamental, which means that the NMF Board may change it without approval by the Acquiring Fund’s shareholders upon 60 days’ written notice to shareholders.

Investment Strategies

Each of the Target Fund and Acquiring Fund employs a long/short investment strategy to attempt to achieve capital appreciation and manage risk. The Target Fund has a policy to purchase “stocks” believed by its adviser to be undervalued and to sell short “stocks” believed by its subadviser to be overvalued. The Acquiring Fund has a similar policy to purchase “equity securities” believed by its subadviser to be undervalued and to sell short “equity securities” believed by its subadviser to be overvalued. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities that are traded on U.S. securities exchanges. The equity securities in which the Target Fund may invest include securities of companies that are offered pursuant to an initial public offering (“IPO”). Additionally, the Target Fund may purchase and sell options on equities and stock indices with respect to 25% of its total assets. In contrast, it is not a principal investment strategy of the Acquiring Fund to invest in securities of companies that are offered pursuant to an IPO or to purchase and sell options on equities and stock indices.

Each of the Target Fund and Acquiring Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers in emerging market countries. For purposes of this 20% limitation, “total assets” may include the proceeds of securities sold short. Additionally, each Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by law, primarily in connection with each Fund’s short portfolio, as further described below.

At the current time, Logan Capital (as the investment adviser of the Target Fund) directly manages the Target Fund’s long portfolio, and Waterloo (the Target Fund’s subadviser) directly manages the Target Fund’s short portfolio. Following the Reorganization, Logan Capital will serve as subadviser to the Acquiring Fund, although Waterloo will not. Instead, Waterloo’s current employees will become employees of Logan Capital upon completion of the Reorganization, following which Waterloo will cease business operations. Following the Reorganization, Logan Capital therefore will subadvise both the long portfolio and the short portfolio of the Acquiring Fund, and Logan Capital will be subject to the supervision of NFA and the NMF Board. The management process that Logan Capital will use to select investments for the Acquiring Fund is the same as the management process that each of Logan Capital and Waterloo currently uses to select investments for the Target Fund, and the description of the management process in each Fund Prospectus is substantially similar. The management process of Logan Capital (with the inclusion of the Waterloo employees) with respect to the long portfolio and the short portfolio, respectively, as described in the Acquiring Fund Prospectus is set forth below:

The Fund’s long portfolio’s (i.e., those securities that the Fund owns outright) core strategy is to invest in a combination of large-cap stocks of companies that the subadviser believes are financially sound and which have high dividend yields (i.e., value stocks), and large-cap stocks of companies that the subadviser believes have higher than average growth earnings (i.e., growth stocks). The Fund’s overall strategy is designed to deliver competitive risk-adjusted returns or “alpha,” a risk-adjusted measure of an investment’s performance. The aggregate value of the Fund’s long portfolio will generally exceed the aggregate value of the Fund’s short portfolio; however, the Fund seeks to maintain at least some short exposure at all times. The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 50% and 100%. The Fund may engage in frequent and active trading of its portfolio securities.

The Fund’s use of short sales will create investment leverage in the Fund’s portfolio. It is possible that the Fund will lose money both on its long investments and its short investments at the same time. To the extent the Fund uses the proceeds from short sales to purchase securities for the long portfolio, the degree of leverage may be magnified.

In seeking growth stocks for the Fund’s long portfolio, the subadviser employs a “bottom-up” investment process that focuses on superior stock selection. The subadviser utilizes a three-component process that includes “top-down” macroeconomic analysis, fundamental research and technical analysis. For a stock to be eligible for portfolio inclusion, it must pass all three independent components of this process:

•	Macroeconomic analysis — to aid in security selection, the subadviser begins by analyzing macroeconomic factors including, but not limited to, trends in real GDP growth, short- and long-term interest rates, yield curve, inflation, Federal Reserve Board actions, productivity gains and corporate cash flow.

•	Fundamental analysis — investment ideas are generated utilizing the subadviser’s proprietary ranking and screening tool which assigns a score, based on a number of quantitative factors, to a broad universe of stocks. Factors considered include, but are not limited to, expected long-term future earnings growth rates, return on equity and price/earnings-to-growth rate ratios. Stocks with favorable quantitative scores are further analyzed using qualitative fundamental factors such as market expansion opportunities, market dominance and/or pricing power, significant barriers to entry and a strong balance sheet.

•	Technical analysis — an evaluation that examines a stock’s pricing behavior and charts of price movement patterns to determine an uptrend or downtrend. Factors considered include, but are not limited to, relative performance as compared to the peer group and the overall market, historically significant price patterns, support and resistance levels and overbought and oversold levels.

With respect to value stocks, the subadviser seeks financially stable, high dividend-yielding companies, and screens from a universe of all stocks traded on U.S. exchanges. Factors used to screen these companies include, but are not limited to, market capitalization, cash flow, financial leverage and price volatility. The remaining companies are then further refined to include those companies with the highest dividend yield, subject to diversification among industry sectors as appropriate to manage risk. The subadviser may sell a position when it no longer qualifies for purchase under its buy discipline.

The Fund’s short positions (i.e., those securities that the Fund has sold short) generally range between 1% and 50% of the value of the Fund’s net assets. The subadviser’s short investment approach involves a disciplined, methodical search for overvalued companies. The subadviser generally applies a proprietary screening process which includes criteria such as deteriorating working capital, decelerating sales growth, negative sales surprises, and negative earnings and sales estimate revisions by Wall Street analysts. Once the subadviser has established companies which meet its initial criteria, the subadviser next scrutinizes the quality of earnings, issuer proxy statements (background of directors and management, director or accountant resignations, litigation and related transactions), the balance sheet and footnotes (accounts receivable, inventories, other current assets, reserve levels, changes in amortization or depreciation schedules and off-balance sheet liabilities), and the income and cash-flow statements (margin trends, one-time gains or losses and tax rates). Additionally, the subadviser considers the time horizon likely to be required for positions to become profitable. Accordingly, the subadviser seeks to identify so-called “catalysts”, i.e., particular anticipated events or circumstances that are likely to accelerate the time frame in which the key flaw in the issuer will be reflected in its stock price. By emphasizing catalysts, the subadviser seeks to avoid short situations that would require extensive holding periods and their attendant increased costs and risks. The subadviser seeks to reduce, cover or close positions if the analytical basis for the original investment decision has become questionable or if there are other developments that create a lack of continuing analytic confidence in the position. In addition to selling individual securities short based on whether the subadviser believes them to be overvalued, the subadviser may also sell shares of ETFs short in response to broader stock market movements.

Investment Risks

Because the Target Fund and Acquiring Fund have substantially similar principal investment strategies, with differences existing primarily in the language of the disclosure based on the different approaches to such disclosure taken by Logan Capital and NFA, they are subject to substantially similar principal risks. The Target Fund’s prospectus contains two principal risks that the Acquiring Fund does not (options risk and initial public offering risk), because investing in options and initial public offerings are not principal strategies of, and therefore do not present principal risks to, the Acquiring Fund. Also, the Acquiring Fund’s prospectus includes discussions of long-short strategy risk and new fund risk, while the Target Fund’s prospectus does not. Below is a description of the risks of investing in the Target Fund and Acquiring Fund.

Neither the Target Fund nor the Acquiring Fund can guarantee that it will achieve its investment objective. If the value of a Fund’s investments goes down, you may lose money.

Emerging markets risk — (Acquiring Fund and Target Fund) emerging markets are riskier than more developed markets because they tend to develop unevenly and may never develop fully. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in governmental policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Equity securities risk — (Acquiring Fund and Target Fund) the prices of stocks are subject to considerable fluctuation. Price changes may occur in the relevant markets as a whole, or they may occur only to the stocks of a particular company, industry or sector of the relevant market. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of growth or price declines.

Exchange-traded funds risk — (Acquiring Fund and Target Fund) when a Fund invests in an ETF, you will indirectly bear fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. In addition, a Fund may be affected by losses of the ETF and the level of risk arising from the investment practices of the ETF (such as the use of leverage by the ETF). A Fund has no control over the investments and related risks taken by the ETF in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

Foreign securities risk — (Acquiring Fund and Target Fund) foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The price of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Growth style risk — (Acquiring Fund and Target Fund) growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Initial public offering risk — (Target Fund only) the market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leverage risk — (Acquiring Fund and Target Fund) leverage is investment exposure that exceeds the initial amount invested. Leverage can cause a Fund to lose more than the principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility.

Long-short strategy risk — (Acquiring Fund only) in situations where a Fund takes a long position (i.e., owns a stock outright), the Fund will lose money if the price of the stock declines. In situations where a Fund sells equity securities short, the Fund will lose money if the price of the stock increases.

Management risk — (Acquiring Fund and Target Fund) each Fund is an actively managed portfolio. The portfolio managers’ management practices and investment strategies might not produce the desired results. The portfolio managers may be incorrect in their assessment of a stock’s appreciation or depreciation potential.

New fund risk — (Acquiring Fund only) the Acquiring Fund is newly formed. The Acquiring Fund’s investment strategy may not be successful under all future market conditions, which could result in the Acquiring Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Options risk — (Target Fund only) options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

Portfolio turnover risk — (Acquiring Fund and Target Fund) a higher portfolio turnover rate increases transaction costs, may adversely impact a Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.

Short sales risk — (Acquiring Fund and Target Fund) a Fund will incur a loss from a short sale if the value of the security sold short increases after the Fund has entered into the short position. Short sales generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short sale will be offset in whole or in part by the transaction costs associated with the short sale.

Value style risk — (Acquiring Fund and Target Fund) value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Comparison of Fundamental and Non-Fundamental Investment Policies

As required by the 1940 Act, each Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversifying investments and investing in commodities, and has also adopted certain non-fundamental investment policies. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar.

There are some differences between the non-fundamental investment policies of the Target Fund and the Acquiring Fund. The non-fundamental investment policies of the Target Fund limit the Target Fund’s ability to invest in an issuer for the purpose of control. The non-fundamental investment policies of the Acquiring Fund limit the Acquiring Fund’s ability to invest in other investment companies; sell securities short; use margin; and pledge, mortgage, or hypothecate assets owned by the Acquiring Fund. Each of the Target Fund’s and Acquiring Fund’s non-fundamental policies may be changed by the AST Board and NMF Board, respectively, without shareholder approval.

Further information about each Fund’s fundamental and non-fundamental investment restrictions are contained in the Target Fund’s and Acquiring Fund’s SAIs, which are on file with the SEC.

Comparison of Portfolio Turnover

The Target Fund’s portfolio turnover for its most recent fiscal year ended April 30, 2017 was 35% of the average value of its portfolio. The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund.

Comparison of Fund Performance

If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

NFA, located at One Nationwide Plaza, Columbus, Ohio 43215, serves as the investment adviser for the Acquiring Fund, and thus manages the investment of the Acquiring Fund’s assets and supervises the Acquiring Fund’s daily business affairs. Subject to the supervision of the NMF Board, NFA also determines the allocation of Acquiring Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of June 30, 2017, NFA had approximately $26.5 billion in assets under management. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Logan Capital serves as the investment adviser for the Target Fund and will serve as subadviser of the Acquiring Fund if the Reorganization is approved. Logan Capital, a privately owned Pennsylvania corporation located at 6 Coulter Avenue, Suite 2000, Ardmore, Pennsylvania 19003, is an investment adviser registered with the SEC. As of June 30, 2017, Logan Capital had approximately $1.5 billion in long-only assets under management. Logan Capital was founded in 1993 and is 100% employee-owned.

Waterloo serves as subadviser for the Target Fund, directly managing its short portfolio. Waterloo will not serve as either investment adviser or subadviser for the Acquiring Fund, although its employees will become employees of Logan Capital upon completion of the Reorganization, following which Waterloo will cease business operations. Waterloo, located at 241 Curwen Road, Rosemont, Pennsylvania 19010, is an SEC-registered investment advisory firm specializing in short selling.

For their services as investment advisers, Logan Capital and NFA are entitled to receive the following annual investment advisory fees, paid daily as a percentage of average daily net assets:

Target Fund Annual Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Fee (as a % of Average Daily Net Assets)
Logan Capital Long/Short Fund 1.40%	Nationwide Long/Short Equity Fund 1.35%

Portfolio Managers

The portfolio managers for the Acquiring Fund will be the same as the current portfolio managers of the Target Fund.

Logan Capital Long/Short Fund

Al Besse, portfolio manager for the Target Fund since 2012.

Stephen S. Lee, portfolio manager for the Target Fund since 2012.

Dana H. Stewardson, portfolio manager for the Target Fund since 2012.

Marvin I. Kline, CFA, portfolio manager for the Target Fund since 2012.

Richard E. Buchwald, CFA, portfolio manager for the Target Fund since 2012.

Guy A. Judkowski, portfolio manager for the Target Fund since 2012.

David F. Schroll, portfolio manager for the Target Fund since 2012.

Nationwide Long/Short Equity Fund

Al Besse, portfolio manager for the Acquiring Fund since 2017.

Stephen S. Lee, portfolio manager for the Acquiring Fund since 2017.

Dana H. Stewardson, portfolio manager for the Acquiring Fund since 2017.

Marvin I. Kline, CFA, portfolio manager for the Acquiring Fund since 2017.

Richard E. Buchwald, CFA, portfolio manager for the Acquiring Fund since 2017.

Guy A. Judkowski, portfolio manager for the Acquiring Fund since 2017.

David F. Schroll, portfolio manager for the Acquiring Fund since 2017.

For more information about the management of the Target Fund, please refer to the “Management of the Funds” section of the Target Fund’s Prospectus, which is incorporated herein by reference, and to the “The Funds’ Investment Advisor” and “Portfolio Managers” sections of the Target Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the AST Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s April 30, 2017 annual report to shareholders.

For more information about the management of the Acquiring Fund, please refer to the “Fund Management” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” and “Appendix C – Portfolio Managers” sections of the Acquiring Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the NMF Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.

NFA and the NMF Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser, such as Logan Capital (excluding hiring a subadviser which is an affiliate of NFA), with the approval of the NMF Board but without the approval of shareholders (the “Manager of Managers Order”). The Manager of Managers Order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the NMF Board but without shareholder approval. If a new unaffiliated subadviser is hired for the Acquiring Fund, shareholders will receive information about the new subadviser within 90 days of the change. The Manager of Managers Order allows the Acquiring Fund greater flexibility to hire, replace, or terminate a subadviser, enabling it to operate more efficiently.

NFA performs oversight and evaluation services for the Acquiring Fund, including the following:

•	performing initial due diligence on prospective Acquiring Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers;

•	making recommendations to the NMF Board regarding renewal, modification or termination of a subadviser’s contract; and

•	selecting Acquiring Fund subadvisers.

NFA does not expect to frequently recommend subadviser changes. NFA periodically provides written reports to the NMF Board regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or the Acquiring Fund will obtain favorable results at any given time. Neither NFA nor the NMF Board currently intends to replace Logan Capital as subadviser to the Acquiring Fund in reliance on the Manager of Managers Order, but may recommend such action in the future consistent with its obligations to evaluate and monitor the Acquiring Fund’s subadviser(s).

Custodian

U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, provides custodian services for the assets of the Target Fund.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, will provide custodian services for the assets of the Acquiring Fund.

Administrator

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Target Fund’s administrator. As administrator, USBFS provides the AST Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. USBFS also serves as fund accountant under a separate agreement with the AST Trust.

Nationwide Fund Management LLC (“NFM”), One Nationwide Plaza, 5-02-210, Columbus, Ohio 43215, provides various administration and accounting services to the Acquiring Fund, including daily valuation of the Acquiring Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the NMF Board. NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A. to provide certain fund sub-administration services for the Acquiring Fund.

Transfer Agent

USBFS serves as the Target Fund’s transfer and dividend disbursing agent.

NFM serves as transfer agent and dividend disbursing agent for the Acquiring Fund. NFM has also entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”) to provide certain sub-transfer agency services for the Acquiring Fund.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm that serves as the Target Fund’s independent registered public accounting firm.

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm that serves as the Acquiring Fund’s independent registered public accounting firm.

Comparison of Share Classes and Distribution Arrangements

As shown below, the Target Fund will be reorganized into the Acquiring Fund, whereby Target Fund shareholders will be issued Acquiring Fund Shares. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund Shares

Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the principal underwriter of the Target Fund pursuant to a written agreement.

Nationwide Fund Distributors LLC (“NFD”), One Nationwide Plaza, 5-02-210, Columbus, Ohio 43215, serves as principal underwriter for the Acquiring Fund pursuant to a written agreement.

Class Structure

The Target Fund offers Institutional Class and Investor Class shares, while the Acquiring Fund offers Class A, Class R6, Class T and Institutional Service Class. Investor Class and Institutional Class shareholders of the Target Fund will receive Institutional Service Class and Class R6 shares, respectively, of the Acquiring Fund in connection with the Reorganization.

The eligibility requirements, distribution and service fees and sales charges of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements. Investor Class shares of the Target Fund are generally available for purchase by investors, subject to a minimum initial purchase of $5,000 ($2,000 for Coverdell accounts and $1,000 for retirement accounts). Institutional Class shares of the Target Fund are generally available for purchase by investors, subject to a minimum initial purchase of $100,000.

Institutional Service Class shares of the Acquiring Fund are subject to a minimum initial investment of $50,000 (waived for Target Fund Investor Class shareholders receiving Acquiring Fund Shares as part of the Reorganization), and are available for purchase exclusively by: (1) retirement plans advised by financial professionals; (2) retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Acquiring Fund for these services; (3) a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions; (4) fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers; (5) unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans; or (6) current holders of Institutional Service Class shares of any Nationwide Fund.

Class R6 shares of the Acquiring Fund are subject to a minimum initial investment of $1 million (waived for Target Fund Institutional Class shareholders receiving Acquiring Fund Shares as part of the Reorganization), and are available for purchase exclusively by: (1) funds-of-funds offered by NFD or other affiliates of the Nationwide Funds; (2) retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Nationwide Funds, NFD or NFD’s affiliates; (3) a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution; (4) high-net-worth individuals or corporations who invest directly with the NMF Trust without using the services of a broker, investment adviser or other financial intermediary; or (5) current holders of Class R6 shares of any Nationwide Fund.

Additional information about the eligibility requirements to purchase the Target Fund’s and the Acquiring Fund’s shares is available in their respective Prospectuses and SAIs.

Sales Charges. Investor Class and Institutional Class shares of the Target Fund and Institutional Service Class and Class R6 shares of the Acquiring Fund are offered at NAV, without initial sales charges or CDSC. However, shares of the Target Fund are subject to a redemption fee of 1.00% of the amount redeemed on shares held for 60 days or less, whereas shares of the Acquiring Fund are not subject to any redemption fee. The Institutional Service Class and Class R6 shares of the Acquiring Fund are offered at NAV without an initial sales charge or CDSC.

Distribution Plans and Service Plans. Investor Class shares of the Target Fund are subject to a distribution fee of 0.25% and a shareholder servicing plan fee of up to 0.10%. Institutional Class shares of the Target Fund are not subject to a distribution fee but are subject to a shareholder servicing plan fee of up to 0.10%. Institutional Service Class shares of the Acquiring Fund are not subject to a distribution fee but are subject to an administrative services fee of up to 0.25%. Class R6 shares of the Acquiring Fund are not subject to distribution or administrative services fees. For more information about the distribution of the Acquiring Fund’s shares, please refer to the “Investing with Nationwide Funds” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Fund’s SAI.

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund both offer shares through their respective distributors on a continuous basis. Shares of the Target Fund and the Acquiring Fund may be purchased directly through their respective transfer agents and through other authorized financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in proper form by the Target Fund or Acquiring Fund or their respective agents. Purchases of shares of the Target Fund may be made by mail or telephone. Purchases of shares of the Acquiring Fund may be made by mail, telephone or online.

Additional information regarding the purchase procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Investment Minimums

Shares of the Target Fund and shares of the Acquiring Fund require a minimum investment. With respect to Institutional Service Class and Class R6 shares of the Acquiring Fund, the minimum investment requirement is in addition to the other eligibility requirements discussed above.

The minimum investment requirements for Investor Class and Institutional class shares of the Target Fund are set forth below:

Minimum investments:
Investor Class
To open an account	$5,000 ($2,000 for Coverdell accounts and $1,000 for retirement accounts)
To add to an account	$50
Institutional Class
To open an account	$100,000
To add to an account	$50

The Target Fund may accept investments of smaller amounts in its sole discretion.

The minimum investment requirements for Institutional Service Class and Class R6 shares of the Acquiring Fund are set forth below:

Minimum investments:
Institutional Service Class
To open an account	$50,000
Additional investments	No minimum
Class R6
To open an account	$1 million
Additional investments	No minimum

Minimum investment requirements do not apply to Acquiring Fund shares received in the Reorganization or to purchases by employees of NFA or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. NFD reserves the right to waive the investment minimums under certain circumstances.

Redemption Procedures

The redemption procedures employed by the Target Fund and the Acquiring Fund are similar, with a few exceptions. Shareholders of both the Target Fund and the Acquiring Fund may redeem shares at any time. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind).

The Target Fund and the Acquiring Fund have different policies with respect to shareholder accounts with low balances. The Target Fund reserves the right to redeem shares if the value of a shareholder account is less than $4,000 for Investor Class shares or less than $25,000 for Institutional Class shares. The Target Fund’s policy does not apply to retirement accounts or to certain other accounts, or if changes in the value of an account are caused by market fluctuations unrelated to redemptions. The Target Fund provides at least 30 days’ notice to allow shareholders to increase their account balance before the account is closed. The Acquiring Fund reserves the right to charge a $5 quarterly fee, with certain exceptions, when a shareholder’s account balance falls below $2,000 ($1,000 for IRA accounts). In addition, the Acquiring Fund reserves the right to redeem shares and close a shareholder’s accounts if the value of the shareholder’s account falls below $2,000 ($1,000 for IRA accounts) due to a redemption of shares. The Acquiring Fund provides 60 days’ written notice to allow shareholders to increase their account balance before the account is closed.

Additional information regarding the redemption procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Comparison of Exchange Privileges

Investor Class and Institutional Class shares of the Target Fund generally may be exchanged for Investor Class and Institutional Class shares, respectively, of any other Logan Capital fund in the AST Trust, subject to minimum investment requirements, certain limitations, exceptions, and procedures. Institutional Service Class and Class R6 shares of the Acquiring Fund generally may be exchanged for Institutional Service Class and Class R6 shares, respectively, of any other series of the NMF Trust, subject to minimum investment requirements, certain limitations, exceptions, and procedures. For each Fund, exchanges of shares are based on the next determined NAV per share of the Fund after the request to exchange, without any sales charges.

Shareholders of the Target Fund or the Acquiring Fund seeking to exchange their shares are subject to the exchange policies of the fund into which they are seeking to exchange. In addition, the fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees and other features of which shareholders should be aware before making an exchange. Additional information regarding the Target Fund and the Acquiring Fund, including their exchange privileges, is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Exchanges are treated as a sale of fund shares and a purchase of fund shares for tax purposes.

Frequent or Short-Term Trading Policies

The Target Fund and the Acquiring Fund each have policies and procedures to discourage excessive or short-term trading. The Target Fund imposes a redemption fee of 1.00% of the amount redeemed on shares held for 60 days or less. Each of the Target Fund and the Acquiring Fund reserves the right to reject or limit any order to purchase shares when it believes that it is in the best interests of such Fund. A further description of the Target Fund’s and the Acquiring Fund’s policies related to deterring excessive short term trading activity can be found in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

The Target Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Target Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Acquiring Fund will declare and distribute net realized capital gains, if any, at least annually.

With respect to both the Target Fund and the Acquiring Fund all income and capital gain distributions are automatically reinvested in shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

The fiscal year end for both the Target Fund and the Acquiring Fund is April 30.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Fund is a series of the AST Trust, a Delaware statutory trust (a “DE Trust”) pursuant to the Delaware Statutory Trust Act (“Delaware Act”). If the Reorganization is approved, the Target Fund will reorganize into the NMF Trust, a DE Trust pursuant to the Delaware Act. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Fund and the Acquiring Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.

Shares. The Trustees of the Target Fund and the Acquiring Fund have the power to issue shares of the respective Funds without shareholder approval. The governing documents of the Target Fund and the Acquiring

Fund indicate that the amount of shares that the Target Fund and Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

Organization. The AST Trust is governed by its Agreement and Declaration of Trust (the “Declaration”) and its Amended and Restated By-Laws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees. The NMF Trust is governed by its Second Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of the AST Trust, the “Declarations”) and its Second Amended and Restated Bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.

Composition of the Board of Trustees. Pursuant to the Declaration of the AST Trust, the Board of Trustees of the Target Fund shall be composed of between no less than one nor more than fifteen Trustees, each of whom shall hold office during the lifetime of the AST Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor.

The Declaration of the NMF Trust provides that the Board of Trustees of the Acquiring Fund shall be composed of between no less than one nor more than fifteen Trustees, each of whom shall hold office for the lifetime of the NMF Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders.

The By-Laws of the AST Trust provide that special meetings of shareholders may be called by the AST Board or by the chairman or president of the AST Trust. The Declaration of the AST Trust provides that meetings of shareholders may be called for the purpose of electing Trustees, for such other purposes as prescribed by law, the Declaration, or the By-Laws, or for the purpose of taking action upon any other matter deemed by the AST Trustees to be necessary or desirable. Meetings of the shareholders shall be called by any AST Trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the shares.

The Bylaws of the NMF Trust provide that shareholder meetings may be called by the NMF Board, by the chairperson or by the president or any vice president of the NMF Trust for the purpose of nominating specific persons for election to, or to fill vacancies on, the NMF Board (“Nominations”) and taking action upon any other business matter deemed by the NMF Board to be necessary or desirable (“Business Proposals”). A shareholder meeting must be called by the chairperson, the president or any vice president of the NMF Trust by proper written request from: (a) with respect to Nominations or removing a Trustee, shareholders holding not less than 10% of the outstanding shares of the NMF Trust on the date the written request is received at the offices of the secretary of the NMF Trust; or (b) with respect to Business Proposals, shareholders holding not less than a majority of the outstanding shares of the NMF Trust on the date the written request is received at the offices of the secretary of the NMF Trust.

Submission of Shareholder Proposals. For the Acquiring Fund, a shareholder making a proposal at a shareholder meeting must: (i) have promptly provided to the NMF Trust any other information reasonably requested by the NMF Trust; (ii) have been a shareholder of record at the time that the written request was submitted to the secretary of the NMF Trust and must be a shareholder of record at the time of the shareholder meeting; (iii) be entitled to vote at the shareholder meeting; (iv) the Trustees must determine that the proposal is lawful and proper to bring before the shareholder meeting; (v) the shareholder or its proxy must attend the shareholder meeting and present the proposal at the shareholder meeting, as it may be adjourned from time to time; and (vi) the requesting shareholder must pay the NMF Trust in advance the reasonably estimated cost of preparing and mailing the notice, proxy card and proxy statement relating thereto, with respect to each proposal, which an authorized officer of the NMF Trust shall determine and specify to the requesting shareholder.

The Target Fund does not have provisions in the AST Trust’s governing instruments that require shareholders to provide advance notice to the Target Fund in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Target Fund and the Acquiring Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.

For nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a DE Trust, written notice must be delivered to the secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (“Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the secretary of the DE Trust no later than the 10th day after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th day after such meeting is publicly announced or disclosed. Specific information, as set forth in the Bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.

Number of Votes; Aggregate Voting. The governing instruments of both the AST Trust, with respect to the Target Fund, and the NMF Trust, with respect to the Acquiring Fund (collectively, the “Governing Instruments”), provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of Trustees. The Governing Instruments provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote. The governing instruments of the AST Trust provide that on any matter other than elections of Trustees, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal.

Derivative Actions. The AST Trust does not have provisions in its governing instruments regarding derivative actions. Shareholders of the Target Fund may bring a derivative action on behalf of the AST Trust according to the requirements set forth in Chapter 3816 of the Delaware Act, which requires a pre-suit demand upon the Board of Trustees, unless a demand is not required because such demand is not likely to succeed.

The governing instruments for the NMF Trust state that a shareholder may bring a derivative action on behalf of the NMF Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the NMF Board and, unless a demand is not required, shareholders who hold at least 10% of the outstanding shares must join in the demand for the NMF Board to commence an action, and the NMF Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.

Right to Vote. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Fund and the Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and the Acquiring Fund or a particular share class thereof under their respective governing instruments and the Delaware Act. Target Fund shareholders have the right to vote only (1) for the election or removal of AST Trustees; (2) on the amendment of the Declaration of the AST Trust as set forth in the Declaration; (3) on the amendment of the By-Laws as set forth in the By-Laws; and (4) with respect to such additional matters relating to the AST Trust as may be required by law, by the Declaration of the AST Trust, by the By-Laws or by any registration of the AST Trust with the SEC or any state, or as the AST Trustees may consider necessary or desirable. Acquiring Fund shareholders have the right to vote (1) for the election of NMF Trustees; (2) for the removal of NMF Trustees; (3) on matters set forth in the Declaration of the NMF Trust; (4) on the amendment of the Declaration of the NMF Trust; (5) on the amendment of the Bylaws as set forth in the Bylaws; (6) on such additional matters as may be required by the Declaration of the NMF Trust, the Bylaws, the 1940 Act, other applicable law and any registration statement of the NMF Trust; and (7) on such other matters as the NMF Board may consider necessary or desirable.

Quorum and Voting. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. Except as otherwise provided by the 1940 Act, for the AST Trust, 40% of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees. Except as otherwise provided by the 1940 Act or other applicable law, for the NMF Trust, 40% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees.

Amendment of Governing Instruments. Except as described below, the AST Board and the NMF Board have the right to amend, from time to time, their respective governing instruments. For the AST Trust, the By-Laws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of the AST Trust or the By-Laws. Subject to the right of shareholders to adopt, amend, or repeal the By-Laws, and except as otherwise provided by applicable law or by the Declaration, the By-Laws may be adopted, amended, or repealed by the AST Board. For the NMF Trust, the Bylaws may be amended, restated or repealed, or new Bylaws may be adopted, by (i) the affirmative vote of a majority of votes cast at a shareholders meeting called for that purpose where a quorum of shareholders of the NMF Trust are present; (ii) the Board, by a vote of a majority of the Trustees present at a meeting at which a quorum is present; or (iii) pursuant to Article VIII, Section 2(a) of the Declaration of the NMF Trust and Section 3815(f) of the Delaware Act.

For the Target Fund, the Declaration of the AST Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by shareholders in accordance with Article V, Section 3 of the Declaration of the AST Trust.

For the Acquiring Fund, the Declaration of the NMF Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board and, to the extent required by the Declaration of the NMF Trust, the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of such amendment by the shareholders in accordance with Article III, Section 6 and Article V of the Declaration of the NMF Trust; provided, however, that no restatement or amendment may be made to the Declaration of the NMF Trust or the Bylaws that would change any rights with respect to any shares by reducing the amount payable thereon upon the liquidation of the NMF Trust or by diminishing or eliminating any voting rights pertaining to reducing the amount payable thereon upon liquidation of the NMF Trust, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote.

Mergers, Reorganizations and Conversions. The governing instruments of the AST Trust provide that the AST Trustees may cause (i) the AST Trust or one or more of its series to the extent consistent with applicable law to be merged into or consolidated with another trust or company; (ii) the shares of the AST Trust or any series to be converted into beneficial interests in another business trust (or series thereof) created pursuant to Article VIII, Section 3 of the Declaration of the AST Trust; or (iii) the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Such merger or consolidation, share conversion or share exchange must be authorized by a vote of the majority of the outstanding shares of the AST Trust, as a whole, or any affected series, as may be applicable.

For the Acquiring Fund, the vote of a majority of the Trustees may cause the Acquiring Fund to (i) merge or consolidate with or into one or more statutory trusts or “other business entities” (as defined in Section 3801 of the Delaware Act) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction; (ii) convert to an “other business entity” (as defined in Section 3801 of the Delaware Act) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the Delaware Act; (iii) the shares of the Acquiring Fund to be converted into beneficial interests in another statutory or business trust (or series thereof) created pursuant to the NMF Trust’s governing instruments; (iv) the shares of the Acquiring Fund to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (v) sell, convey and transfer all or substantially all of the assets of the Acquiring Fund to another trust, statutory or business trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, in exchange for cash, shares or other securities, with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities of the Acquiring Fund, the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such transaction shall not require the vote of the shareholders unless such vote is required by the 1940 Act; provided, however, that the Board shall provide at least 30 days’ prior written notice to the shareholders regarding such transaction.

Termination of a Fund. The Target Fund may be terminated at any time by vote of a majority of the shares of the Target Fund or by the AST Trustees by written notice to the shareholders of the Target Fund.

The Acquiring Fund may be dissolved upon the vote of the holders of not less than a majority of the shares of the Acquiring Fund cast, or (ii) at the discretion of the Board either (A) at any time there are no shares outstanding of the Acquiring Fund, or (B) upon prior written notice to the shareholders of the Acquiring Fund.

Liability of Shareholders. The Governing Instruments generally provide that shareholders will not be subject to personal liability for the obligations of a Fund. The governing instruments of the NMF Trust for the Acquiring Fund also contain an express disclaimer of shareholder liability for acts of the NMF Trust and provide for shareholder indemnification if any shareholder is personally held liable for the obligations of the NMF Trust. The governing instruments for the AST Trust for the Target Fund also contain an express disclaimer of personal liability for shareholders.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Governing Instruments provide that no Trustee or officer shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”).

Indemnification. The Declaration of the AST Trust generally provides that the AST Trust shall indemnify and hold harmless each Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the AST Trust. Nothing shall indemnify, hold harmless or protect any Trustee from or against any liability to the AST Trust or any shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration of the NMF Trust generally provides that any Trustee or officer shall be indemnified by the NMF Trust against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, if such person acted, or took no action, as the case may be, in good faith and without any Disqualifying Conduct, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the AST Trust and the NMF Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

BOARD CONSIDERATIONS

The AST Board considered the Reorganization at a meeting held on September 12-13, 2017, and the AST Trustees, including a majority of the Trustees who are not “interested persons” of the AST Trust as that term is defined in the 1940 Act, approved the Plan. In approving the Reorganization, the AST Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the AST Board considered a number of factors, including the following:

•	Similarity of the Target Fund’s and Acquiring Fund’s Objective and Investment Strategies. The AST Board considered that the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund and that the principal investment strategies and principal risks of the Target Fund are substantially similar to the investment strategies and principal risks of the Acquiring Fund.

•	Continuity of Investment Management. Target Fund shareholders will experience continuity in portfolio management because Logan Capital, the investment adviser to the Target Fund, will manage all of the Acquiring Fund’s assets on a day-to-day basis as subadviser, employing all of the same portfolio managers that manage the Target Fund today. In this regard, the AST Board noted that the employees of Waterloo, the Target Fund’s subadviser, will become employees of Logan Capital upon completion of the Reorganization. NFA, as investment adviser to the Acquiring Fund, will oversee Logan Capital in accordance with the terms of its subadvisory agreement. The AST Board considered that while Logan Capital will manage the assets of the Acquiring Fund as its subadviser, NFA will be responsible for the overall management of the Acquiring Fund’s operations.

•	Differences in Investment Management Operations and Oversight of Service Providers. The AST Board considered that the investment management of the Acquiring Fund is structured differently from the Target Fund in that the Acquiring Fund divides the day-to-day investment decision making process (e.g., Logan Capital’s responsibility) from the broader management responsibilities of the day-to-day operations of the Fund and the supervision of the advisory, administrative, and professional services provided by other service providers to the Fund. The AST Board therefore considered that as a result of the Reorganization, these broader management responsibilities will shift from Logan Capital to NFA. The AST Board considered the resources available to NFA in performing these functions as well as its experience in providing these services to other Nationwide mutual funds.

•	Advisory Fees and Net Operating Expenses. The AST Board considered that the management fee to be paid by the Acquiring Fund — 1.35% — is less than the management fee rate — 1.40% — paid currently by the Target Fund. The AST Board also considered that as a result of the Reorganization and after any applicable expense waivers and reimbursements, both Investor Class and Institutional Class shareholders of the Target Fund can expect to experience lower expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization.

•	Differences in Distribution and Servicing Fees. The AST Board considered that while the Investor Class shares of the Target Fund have a 0.25% Rule 12b-1 distribution and service fee, the Institutional Service Class shares of the Acquiring Fund do not have a Rule 12b-1 distribution and service fee, and that neither the Institutional Class shares of the Target Fund nor the Class R6 shares of the Acquiring Fund have a Rule 12b-1 fee. The AST Board also considered that the Investor Class and Institutional Class shares of the Target Fund each have a shareholder servicing plan fee of up to 0.10%, while the Institutional Service Class shares of the Acquiring Fund have a fee for similar services of up to 0.25%. Class R6 shares of the Acquiring Fund do not have a shareholder servicing or administrative services fee.

•	Expenses Relating to the Reorganization. The AST Board noted that Logan Capital and NFA will bear the direct costs associated with the Reorganization, Special Meeting and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing, and mailing proxy materials.

•	Economies of Scale. The AST Board considered that the Acquiring Fund has a larger distribution platform than does the Target Fund and it is anticipated that it could provide asset growth opportunities for the Acquiring Fund, greater operational efficiencies, and economies of scale that could benefit shareholders.

•	Different Board of Trustees and Key Service Providers. The AST Board noted that the Acquiring Fund will be overseen by a different board of trustees and will have different third-party service providers. The AST Board also noted that the Acquiring Fund’s board includes eight independent trustees, who are not affiliated with NFA, and one interested trustee.

•	The Terms of the Reorganization. The AST Board considered the reasonableness of the terms of the Plan, in particular, the requirement of the transfer of all of the assets of the Target Fund in exchange for Institutional Service Class and Class R6 shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, as described in this Proxy Statement/Prospectus. The AST Board also noted that no sales charges would be imposed on shareholders in connection with the Reorganization and that Target Fund shareholders would receive the same dollar value in Acquiring Fund Shares as their Target Fund shares immediately prior to the closing of the Reorganization, and that therefore there would be no dilution of shareholder interests.

•	Conflicts of Interest. The AST Board considered that Logan Capital has a conflict of interest in recommending the Reorganization in that, if the Reorganization is consummated, Logan Capital would no longer be required to subsidize the Target Fund to maintain a competitive expense ratio and, as the subadviser to the Acquiring Fund, will be paid a subadvisory fee by NFA for subadvising the Acquiring Fund.

•	Tax Consequences. The AST Board considered that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and shareholders of the Target Fund.

•	Other Alternatives. The AST Board considered several alternatives to the Reorganization, including the potential liquidation of the Target Fund. After considering the merits and viability of these other alternatives, the AST Board concluded that the possible alternatives were less desirable than the Reorganization as the Reorganization would provide Target Fund shareholders will the options of (i) transferring their investment to a similar fund on a tax-free basis in the Reorganization or (ii) redeeming their investment in the Target Fund, which may have tax consequences for the shareholder.

THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur upon the opening of business on December 11, 2017, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its assets and liabilities as of the Closing Date. In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional Institutional Service Class and Class R6 shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, the Target Fund will distribute to its shareholders of record the Acquiring Fund Shares received by the Target Fund, determined as of immediately after the close of business on the last business day before the Closing Date (the “Valuation Date”), on a pro rata basis within that class. Subsequently, the Target Fund will completely liquidate.

On the Valuation Date, the Target Fund’s assets will be valued pursuant to the AST Trust’s valuation procedures. The NAV of the Acquiring Fund Shares will be determined using the NMF Trust’s valuation procedures. In the event that valuation of the Target Fund’s assets using the AST Trust’s valuation procedures would result in a valuation difference, the Reorganization will not be consummated, unless NFA and Logan Capital, subject to their discretion and mutual agreement, elect to contribute such funds, as necessary and appropriate, to resolve any such valuation difference.

Until the Valuation Date, shareholders of the Target Fund will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests received by Acquiring Fund for the redemption of its shares.

The Plan contains a number of representations and warranties made by the AST Trust to the NMF Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the NMF Trust to the AST Trust. The Plan contains a number of conditions precedent that must occur before either AST Trust or NMF Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Plan with respect thereto; and (2) both the AST Trust and NMF Trust receive from Stradley Ronon Stevens & Young, LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganization”.

Under the Plan, the AST Trust and the NMF Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the Target Fund, or either the AST Trust or the NMF Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee, your redemption proceeds will be reduced by any applicable sales charge or fee.

Description of the Securities to be Issued

Investor Class shareholders of the Target Fund will receive full and fractional Institutional Service Class shares of the Acquiring Fund, and Institutional Class shareholders of the Target Fund will receive full and fractional Class R6 shares of the Acquiring Fund, in accordance with the procedures provided for in the Plan. The number of Acquiring Fund Shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the NYSE on the Valuation Date. The Acquiring Fund Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund. Neither the AST Trust nor the NMF Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Based on certain assumptions and customary representations to be made on behalf of the Target Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the Closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Target Fund’s assets, (iii) the Target Fund will not recognize any gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or upon the distribution of those Acquiring Fund Shares to the shareholders of the Target Fund, (iv) the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the

Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Target Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds”.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Target Fund Dividend Distribution. Prior to the closing of the Reorganization, the Target Fund may distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganization.

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any as of the date of closing of the Reorganization, of the Target Fund move to the Acquiring Fund in the Reorganization and are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. If, as is anticipated, at the time of the Closing of the Reorganization, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the Reorganization is not expected to result in any limitation on the use by Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions to which the Acquiring Fund might engage post-Reorganization.

Contribution by NFA and/or Logan Capital. Generally, any contribution by NFA and/or Logan Capital to resolve any valuation difference or diminution in value of the Target Fund Shares or the Acquiring Fund Shares, as discussed above under the section “The Proposed Reorganization”, may be treated as a nonshareholder contribution for U.S. federal income tax purposes. The tax consequences of a nonshareholder contribution to the Fund are not entirely clear. Under the general rules involving nonshareholder contributions of capital, the Fund must reduce commensurately its basis in assets acquired with the contribution within the 12 months following such contribution. If no assets are acquired within that period the Fund will be required to reduce the basis of other assets held by the Fund on the last day of such period. When Fund assets are later sold, the Fund will recognize a greater amount of capital gain due to the basis reduction. The Fund must either retain the capital gain from the sale and pay taxes on it at corporate tax rates or distribute it to shareholders, which may result in a greater distribution to the shareholder than if the contribution had not been made. Alternatively, the Fund might be able to treat the contribution as a short-term capital gain for U.S. federal income tax purposes and include in the Fund’s gross income. To the extent the short-term capital gain is not off-set by capital losses, the Fund must distribute it to shareholders, which will likely result in a greater distribution to shareholders than if the contribution had not been made, or retain the capital gain and pay taxes on it at corporate tax rates. Finally, depending on the reasons for the valuation difference or diminution in value of the Target Fund Shares or the Acquiring Fund Shares, the Target Fund and/or the Acquiring Fund may treat the contribution as a return of capital for U.S. federal income tax purposes which would be excluded from the Fund’s gross income, would not cause a reduction in basis of any assets purchased by the Fund thereafter, and would not require a distribution to shareholders.

General. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

PRO FORMA CAPITALIZATION

The following tables show the capitalization of the Target Fund and the Acquiring Fund as of April 30, 2017, and on a pro forma combined basis (unaudited) as of the opening day of business on December 11, 2017, giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated as of the opening day of business on December 11, 2017, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.

	Logan Capital Long/Short Fund (Target Fund)		Nationwide Long/Short Equity Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Nationwide Long/Short Equity Fund (Acquiring Fund)

Net Assets		Net Assets

Investor Class	$10,356,366	Institutional Service Class	0	0	$10,356,366
Institutional Class	$14,787	Class R6	0	0	$14,787

Net Asset Value Per Share		Net Asset Value Per Share
Investor Class	$12.93	Institutional Service Class	0	0	$12.93
Institutional Class	$12.96	Class R6	0	0	$12.96

Shares Outstanding		Shares Outstanding
Investor Class	801,008	Institutional Service Class	0	0	801,008
Institutional Class	1,141	Class R6	0	0	1,141

The table above assumes that the Reorganization occurred on December 11, 2017. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Target Fund on the date that a Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Fund’s assets will be valued pursuant to the AST Trust’s valuation procedures. In the event that valuation of the Target Fund’s assets using the AST Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Target Fund or the Acquiring Fund, the Reorganization will not be consummated, unless NFA and Logan

Capital, subject to their discretion and mutual agreement, elect to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Fund Shares or the Acquiring Fund Shares. Any such potential changes in value are not reflected in the tables above.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Fund Prospectus contains additional information for the Target Fund, including the Target Fund’s financial performance for the past five years under the heading, “Financial Highlights”, which is incorporated by reference herein in reliance upon the report of Tait, Weller & Baker LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Target Fund’s most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the AST Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Fund on or about October 30, 2017. Only shareholders of record as of the close of business on the Record Date, October 6, 2017, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of four ways:

•	By mail, with the enclosed Proxy Card;

•	In person at the Meeting;

•	By telephone; or

•	By Internet.

INSTRUCTIONS FOR VOTING BY TELEPHONE

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Call the toll-free number indicated on your Proxy Card.

3.	Have the Proxy Card available at the time of your call.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Go to the website indicated on your Proxy Card.

3.	Enter the control number found on the front of your Proxy Card.

4.	Follow the instructions on the website to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the AST Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the Trustees of the Target Fund and Acquiring Fund, officers of the AST Trust or NMF Trust, personnel of the Target Fund’s administrator or distributor, and personnel of the Target Fund’s transfer agent, or broker-dealer firms.

AST Fund Solutions, LLC, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $6,700. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposal described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the Meeting in person.

The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Logan Capital or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

Holders of at least a majority of the total number of shares of the Target Fund outstanding as of the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal. Approval of the Proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

The Target Fund expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If the broker-dealer firms do not receive instructions from their customers and beneficial owners and if the broker-dealer does not have discretionary authority to vote such shares, these shares represented by proxy will be considered broker non-votes. Any abstentions or broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal.

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. The Meeting may be adjourned by a majority of the votes properly cast upon the question of adjournment. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

Other Matters

The AST Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The AST Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future Shareholder Proposals

As a general matter, the AST Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the AST Trust’s shareholders should send the proposals to the Secretary of Trust c/o Advisors Series Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. If the Reorganization of the Target Fund is approved by its shareholders, there will be no further meetings of shareholders of the Target Fund.

Inclusion of such proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Fund’s proxy statement must notify the AST Trust or the Target Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the AST Trust at the address set forth above. If a shareholder fails to give notice to the AST Trust or the Target Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

If a shareholder wishes to send a communication to the AST Trustees, such correspondence should be in writing and addressed to the Trustees c/o the Secretary of the AST Trust, Jeanine M. Bajczyk, at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The correspondence will be given to the AST Trustees for review and consideration.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The total number of outstanding shares of the Target Fund as of October 6, 2017 is 793,246.819.

As of October 6, 2017, the current officers and Trustees of the AST Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund.

As of October 6, 2017, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Fund are shown below.

Name and Address*	Class; Number of Shares Owned	Percentage of Class Owned
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Investor Class; 401,213.819 shares	50.65%

Guy A. Judkowski c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	Investor Class; 86,674.363 shares	10.94%

Kramer Irrevocable Trust Mary I. Kramer, Trustee c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	Investor Class; 63,160.736 shares	7.97%

Peter Rawlings c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	Investor Class; 58,512.908 shares	7.39%

US Bank NA, Custody Dana H. Stewardson IRA c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	Institutional Class; 1,140.805 shares	100%

Acquiring Fund

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

As of October 6, 2017, the current officers and Trustees of the NMF Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

As of October 6, 2017, no shares of the Acquiring Fund have been offered.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Fund files, and the Acquiring Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Target Fund and the Acquiring Fund and other registrants that file electronically with the SEC.

For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following sections of the Acquiring Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which accompanies this Proxy Statement/Prospectus: (i) see “Fund Management” for more information about the management of the Acquiring Fund; (ii) see “Investing with Nationwide Funds” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Fund; and (iii) see “Distributions and Taxes” for more information about the Acquiring Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Fund.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Logan Capital Long/Short Fund” under “Summary Section” for more information about the performance of the Target Fund; (ii) see “Management of the Funds” for more information about the management of the Target Fund; (iii) see “Shareholder Information” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Fund; (iv) see “Dividends and Distributions” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this          day of                     , 2017, by and between Nationwide Mutual Funds (the “NMF Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Nationwide Plaza, 5-02-210, Columbus, OH 43215, with respect to the Nationwide Long/Short Equity Fund, (hereinafter the “Acquiring Fund”), a series of the NMF Trust, and Advisors Series Trust (the “AST Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 615 E Michigan Street, Milwaukee, WI 53202, with respect to the Logan Capital Long/Short Fund (hereinafter the “Target Fund”), a series of the AST Trust. The NMF Trust and the AST Trust, with respect to the Acquiring Fund and the Target Fund, respectively, are hereinafter collectively referred to as the “parties.” Other than the Target Fund and the Acquiring Fund, no other series of either the AST Trust or the NMF Trust are subject to this Agreement. Nationwide Fund Advisors, a Delaware statutory trust (“NFA”), and Logan Capital Management, Inc., a Pennsylvania corporation (“Logan”), each join this Agreement solely for the purposes of Section 10.

Target Fund shareholders are to be issued the following classes of shares of beneficial interest, without par value, of the Acquiring Fund (“Acquiring Fund Shares”) pursuant to the Reorganization (as defined below):

Target Fund	Acquiring Fund
Investor Class shares	Institutional Service Class shares
Institutional Class shares	Class R6 shares

PLAN OF REORGANIZATION

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the NMF Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the NMF Trust with respect to the Acquiring Fund of all of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund currently is a shell series, without assets or liabilities, other than as noted in Section 5(k) below, created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Liabilities, and Termination of the Target Fund

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the NMF Trust herein contained, the AST Trust will sell, assign, convey, transfer and deliver to the NMF Trust, for the Acquiring Fund, at the Closing, all of the then-existing property, assets and goodwill

(“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization (as defined in Section 3(a) hereof), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (i) to pay the Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (ii) subject to clause (iii), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (iii) to pay such contingent Liabilities as the trustees of the AST Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise which have not been discharged by the AST Trust prior to the Closing (reflected in the statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement). To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by Logan or NFA pursuant to Section 10 of this Agreement).

Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the AST Trust herein, the NMF Trust agrees that at the Closing (i) the Acquiring Fund shall assume and pay when due all Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the AST Trust prior to the Closing as provided in Section 1(a); and (ii) the NMF Trust shall deliver to the AST Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value per share of the Target Fund as of the Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Shares as of the Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Target Fund, provided, however, that the number of Acquiring Fund Shares to be so issued shall not exceed the number of shares determined by dividing the total net assets of the Target Fund, determined as of the Valuation Date, by the net asset value per share of the Acquiring Fund Shares as of the Valuation Date. The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date.

(b) In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the NMF Trust will establish an open account of the Acquiring Fund for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a). Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled. As soon as practicable following the Closing, the AST Trust shall terminate the Target Fund.

(c) With respect to the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquiring Fund share certificates therefor, to exchange Acquiring Fund Shares for shares of other investment companies, to effect an account transfer of such Acquiring Fund Shares or to pledge or redeem such Acquiring Fund Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares, or in the event of lost certificates, posted adequate bond.

(d) At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the AST Trust (“AST Administrator”) by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the AST Trust and described in the Target Fund’s currently effective prospectus and statement of additional information (“Target Fund Valuation Procedures”).

(b) At the Closing, the net asset value per share of each class of Acquiring Fund Shares shall be the same as the net asset value per share of the corresponding class of the Target Fund determined to the nearest full cent as of the Close of Business on the Valuation Date by the administrator of the NMF Trust (“NMF Administrator”), using the valuation procedures established by the Board of Trustees of the NMF Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information (“Acquiring Fund Valuation Procedures,” and collectively with the Target Fund Valuation Procedures, “Valuation Procedures”).

(c) To the extent that the Valuation Procedures would result in a valuation difference that cannot be resolved in a mutually agreeable manner by the NMF Administrator and the AST Administrator (collectively, “Administrators”), any valuation differences may be resolved as set forth in Section 10(c).

3.	Closing and Valuation Date

(a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the NMF Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur on                 , 2017 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of the                                      at approximately                      Eastern Daylight Time or Eastern Standard Time, as applicable, on the Effective Date of the Reorganization.

(b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the NMF Trust or AST Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the NMF Trust and AST Trust.

(c) The AST Trust shall provide, as of the Closing, for delivery of the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law. All cash shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the NMF Trust. Also, the AST Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d) The NMF Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the AST Trust in such manner as the AST Trust may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the NMF Trust.

(e) Each of the AST Trust and the NMF Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.	Representations and Warranties by the AST Trust

The AST Trust represents and warrants to the NMF Trust that:

(a) The AST Trust is a statutory trust created under the laws of the State of Delaware on October 3, 1996, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The AST Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b) The AST Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable, has full voting rights, and is freely transferable.

(c) The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information. The value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by Tait, Weller & Baker LLP, copies of which have been delivered to the NMF Trust, and any subsequent unaudited financial statements of the Target Fund provided to the NMF Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e) The Target Fund has no known Liabilities of a material nature other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business as an investment company since such date. Prior to the Effective Date of the Reorganization, the AST Trust will advise the NMF Trust of all known Liabilities incurred by the Target Fund subsequent to [insert date], whether or not incurred in the ordinary course of business.

(f) The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the NMF Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the AST Trust and the Target Fund.

(g) The statement of assets and liabilities of the Target Fund to be furnished by the AST Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year.

(h) At the Closing, the AST Trust will, with respect to the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i) The AST Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j) The AST Trust is not a party to or obligated under any provision of its Certificate of Trust, as amended (the “AST Certificate”), Agreement and Declaration of Trust, as amended (the “AST Declaration of Trust”), By-Laws, as amended (the “AST Bylaws”) or any material contract or any other material commitment or obligation (collectively, “AST Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k) The Target Fund, a series of the AST Trust, was duly constituted in accordance with the applicable provisions of the AST Declaration of Trust and the 1940 Act and other applicable law.

(l) The AST Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the AST Trust’s knowledge, threatened against the AST Trust, with respect to the Target Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The AST

Trust, with respect to the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the AST Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund. The AST Trust, with respect to the Target Fund, does not know of any facts which might form the basis for the institution of proceedings of the type described in this paragraph.

(m) The AST Trust, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the AST Trust. This Agreement and all other necessary trust action on the part of the AST Trust with respect to the Target Fund, executed and delivered by the AST Trust, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the AST Trust with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(n) Neither the AST Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o) Neither the AST Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(p) The AST Trust has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception and will so qualify as a RIC as of the Closing, and has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and the consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing. The Acquired Fund has not changed its taxable year end within the most recent 48-month period ending on April 30, 2017 and it does not intend to change its taxable year end prior to the Closing.

(q) The AST Trust has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing. All such returns and reports are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. With respect to the Target Fund, the AST Trust has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by the AST Trust with respect to the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund.

(r) The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(s) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(t) The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.

(u) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (m) through (s) of this Section 4.

(v) The AST Trust has not offered, and will not offer through the Closing, any deferred compensation plan for trustees or officers of the AST Trust.

(w) All information provided by the AST Trust to the NMF Trust in response to due diligence requests relating to the AST Trust and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the AST Trust with respect to the Target Fund as of the date hereof.

(x) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the NMF Trust. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

5.	Representations and Warranties by the NMF Trust

The NMF Trust represents and warrants to the AST Trust that:

(a) The NMF Trust is a statutory trust created under the laws of the State of Delaware on September 1, 2004, and is validly existing and in good standing under the laws of that State. The NMF Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing. The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as described in this Agreement. The NMF Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b) The NMF Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be an unlimited number of Acquiring Fund Shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d) The NMF Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund.

(e) The NMF Trust is not a party to or obligated under any provision of its Certificate of Trust, Second Amended and Restated Agreement and Declaration of Trust, as amended (the “NMF Declaration of Trust”), Second Amended and Restated Bylaws (the “NMF Bylaws”), or any material contract or any other material commitment or obligation (collectively, “NMF Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f) The NMF Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the NMF Trust’s knowledge, threatened against the NMF Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The NMF Trust, with respect to the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the NMF Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The NMF Trust, with respect to the Acquiring Fund, does not know of any facts which might form the basis for the institution of proceedings of the type described in this paragraph.

(g) The NMF Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the NMF Trust. This Agreement and all other necessary trust action on the part of the NMF Trust and the Acquiring Fund, executed and delivered by the NMF Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the NMF Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) Neither the NMF Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the AST Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the NMF Trust and the Acquiring Fund.

(j) The Acquiring Fund, a series of the NMF Trust, was duly constituted in accordance with the applicable provisions of the NMF Declaration of Trust and the 1940 Act and other applicable law.

(k) The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and Liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

(l) The NMF Trust intends to elect to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(m) The NMF Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(n) The current prospectus and statement of additional information filed as part of the NMF Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “NMF Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the NMF Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

6.	Representations and Warranties by the AST Trust and the NMF Trust

The AST Trust and the NMF Trust each represents and warrants to the other, with respect to itself and the Target Fund or Acquiring Fund, respectively, that:

(a) Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b) All information provided to the AST Trust by the NMF Trust, insofar as it relates to the NMF Trust and the Acquiring Fund, and by the AST Trust to the NMF Trust, insofar as it relates to the AST Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c) Except in the case of the AST Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of the AST Trust

(a) The AST Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b) The AST Trust will call a meeting of shareholders of the Target Fund to be held prior to the Closing to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Target Fund, and will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

(c) The AST Trust undertakes that the AST Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(d) The AST Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if all of the income Tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its fiscal year ended April 30, 2017 have not been filed by the Closing, the AST Trust shall timely file with the relevant taxing authorities all such returns and the AST Trust shall make available to the NMF Trust such returns one week prior to filing such returns.

(e) The AST Trust will at the Closing provide the NMF Trust with:

(i) A statement of the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

(ii) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury regulations) required by law to be filed by the Acquiring Fund after the Closing;

(iii) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

(A) the name, address and taxpayer identification number of each shareholder of record,

(B) the number of shares of beneficial interest held by each shareholder,

(C) the dividend reinvestment elections applicable to each shareholder,

(D) the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder, and

(E) such information as the NMF Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing.

for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

(iv) Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f) As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the AST Trust shall furnish the NMF Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(g) The AST Trust shall cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(h) The AST Trust shall supply to the NMF Trust, at the Closing, the statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section. In addition, the AST Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the AST Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(j) The AST Trust agrees that the acquisition of all Assets and Liabilities of the Target Fund by the NMF Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the AST Trust hereby assigns to the NMF Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(k) The AST Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the AST Trust Instrument in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

(l) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

(m) For the period beginning at the Effective Date of the Reorganization and ending no less than six years thereafter, the AST Trust shall, at no cost or expense to the NMF Trust, provide or cause to be provided “run-off” directors and officers errors and omissions insurance policy(ies) which cover(s) the present and former Trustees and officers of the AST Trust (“Target Fund Trustees and Officers”), with respect to the Target Fund (“Run-Off Coverage”). The Run-Off Coverage shall provide the Target Fund Trustees and Officers with coverage equivalent to that provided to the AST Trust’s trustees and officers under the insurance policy(ies) from time to time in effect with respect to the AST Trust and its trustees and officers generally, and shall pay any claims of liability covered under such Run-Off Coverage, made after the Effective Date of the Reorganization, against the Target Fund Trustees and Officers with respect to the Target Fund.

(n) The AST Trust shall cause the AST Administrator to calculate the value of the then current Assets on at least three separate dates prior to the Valuation Date, as agreed to by the Administrators, using the Target Fund Valuation Procedures, for comparison against the valuations of the Assets by the NMF Administrator using the Acquiring Fund Valuation Procedures.

8.	Covenants of the NMF Trust

(a) The NMF Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b) The NMF Trust covenants to establish and organize the Acquiring Fund as a series of the NMF Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).

(c) The NMF Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.

(d) The NMF Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

(f) The NMF Trust shall cause the NMF Administrator to calculate the value of the then current Assets on at least three separate dates prior to the Valuation Date, as agreed to by the Administrators, using the Acquiring Fund Valuation Procedures, for comparison against the valuations of the Assets by the AST Administrator using the Target Fund Valuation Procedures.

9.	Conditions Precedent to be Fulfilled by the AST Trust and the NMF Trust

The respective obligations of the AST Trust and the NMF Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That this Agreement, the Reorganization and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or Acquiring Fund.

(f) That prior to or at the Closing, the AST Trust and the NMF Trust shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) satisfactory to both parties to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the NMF Trust and the AST Trust in certificates delivered to Stradley Ronon, as to the Acquiring Fund and the Target Fund:

(i) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in this Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of all of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund pursuant to Section 1032(a) of the Code;

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of this Agreement) pursuant to Section 361(c)(1) of the Code;

(v) The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code;

(vi) The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix) The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(x) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(g) That each of the Registration Statement and the NMF Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or NMF Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the NMF Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.

(i) That the NMF Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the NMF Trust and the Acquiring Fund at the Closing an opinion of Schiff Hardin LLP (“Schiff Hardin”), counsel to the AST Trust, and, with respect to any opinion below that relates to Delaware law, an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the AST Trust (“Richards Layton,” and collectively with Schiff Hardin, “AST Trust Counsel”) (which opinions will be subject to certain qualifications reasonably satisfactory to the NMF Trust and the Acquiring Fund) substantially to the effect that:

(i) The AST Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 De. C. § 3801, et. Seq. (the “Delaware Act”), and has the power and authority under the AST Declaration of Trust and AST Bylaws and the Delaware Act to (A) execute, deliver and perform its obligations under this Agreement, and (B) conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more series investing primarily in securities;

(ii) The execution and delivery of this Agreement and the consummation by the AST Trust of the transactions contemplated thereby have been duly authorized by the AST Trust under the AST Declaration of Trust, the AST Bylaws and the Delaware Act (it being understood that AST Trust Counsel shall be entitled to assume that Target Fund shareholders duly approved the Reorganization);

(iii) This Agreement is a valid and binding obligation of the AST Trust, with respect to the Target Fund, enforceable against the AST Trust in accordance with the terms of this Agreement;

(iv) The Target Fund has been duly established as a separate series of the AST Trust under the AST Declaration of Trust, the AST Certificate, and Section 3806(b)(2) of the Delaware Act;

(v) Neither the execution, delivery and performance by the AST Trust of this Agreement, nor the consummation by the AST Trust of the transactions contemplated thereby, violates the AST Declaration of Trust, AST ByLaws, AST Certificate, or any law, rule or regulation of the State of Delaware applicable to the AST Trust;

(vi) Neither the execution, delivery and performance by the AST Trust of this Agreement, nor the consummation by the AST Trust of the transactions contemplated thereby, violates any AST Material Agreement or results in the acceleration of any obligation or the imposition of any penalty under any AST Material Agreement not disclosed to the NMF Trust;

(vii) Neither the execution, delivery and performance by the AST Trust of this Agreement, nor the consummation by the AST Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the AST Certificate, which has been duly filed;

(viii) The AST Trust has duly registered all outstanding shares of the Target Fund under the 1933 Act, and such registration is in full force and effect; and

(ix) The outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and, subject to Article IV, Section 5 of the AST Declaration of Trust, non-assessable beneficial interests in the AST Trust.

In providing the opinion set forth in this Section 9(i), AST Trust Counsel (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the NMF Trust, (ii) may rely upon the representations made in this Agreement, and (iii) may rely upon officers’ certificates and certificates of public officials.

(j) That the AST Trust and the Target Fund shall have received an opinion of Stradley Ronon at the Closing, in form satisfactory to the AST Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the AST Trust and the Target Fund), to the effect that:

(i) The NMF Trust is a statutory trust validly created and validly existing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the NMF Certificate, NMF Declaration of Trust and NMF Bylaws;

(ii) This Agreement has been duly authorized, executed, and delivered by the NMF Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the AST Trust, with respect to the Target Fund, and NFA and Logan, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the NMF Trust, with respect to the Acquiring Fund, enforceable against the NMF Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(iv) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the NMF Trust’s Certificate of Trust, the NMF Declaration of Trust, the NMF Bylaws, or any provision of any NMF Material Agreement known to such counsel to which the NMF Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the NMF Trust’s Certificate of Trust, the NMF Declaration of Trust, the NMF Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all NMF Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the NMF Trust whose responsibility it is to advise the NMF Trust and the Acquiring Fund with respect to such matters.

In connection with the foregoing, it is understood that Stradley Ronon may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the NMF Trust.

(k) The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization; and (e) a statement of earnings and profits of the Target Fund, as described in paragraph 7(e).

(l) The Administrators shall have determined that the valuations of the Assets using their respective Valuation Procedures do not result in a valuation difference; provided, however, that this condition precedent may be deemed to have been satisfied pursuant to Section 10(c).

10.	Fees and Expenses; Other Agreements

(a) The NMF Trust represents and warrants to the AST Trust and the AST Trust represents and warrants to the NMF Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b) Neither the NMF Trust nor the AST Trust shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement. Rather, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to any and all taxes in connection with the delivery of the Assets, including all applicable Federal, state, and foreign stock transfer stamps and/or financial transaction taxes, the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, any printing and mailing fees, fees of accountants and attorneys and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by NFA, on its own behalf, and by Logan, on its own behalf, pursuant to the terms of the Fund Adoption Agreement dated                     .

(c) In the event that valuation of the Assets using the Valuation Procedures result in a valuation difference, NFA and Logan may, subject to mutual agreement, elect to contribute such funds, as necessary and appropriate, to resolve any valuation difference.

11.	Termination; Waiver; Order

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

(i) by mutual consent of the AST Trust and the NMF Trust;

(ii) by the NMF Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the NMF Trust; provided, however, that the condition precedent set forth in Section 9(l) may not be waived; or

(iii) by the AST Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the AST Trust; provided, however, that the condition precedent set forth in Section 9(l) may not be waived.

(b) If the transactions contemplated by this Agreement have not been consummated by the later of                          or 60 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund for which such shareholders have not voted upon this Agreement, this Agreement shall automatically terminate on such later date, unless a later date is agreed to by both the AST Trust and the NMF Trust.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the AST Trust or the NMF Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the AST Trust or the NMF Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization.

(e) The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(i) and 7(j), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the AST Trust nor the NMF Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the AST Trust or the NMF Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the AST Trust or the Board of Trustees of the NMF Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.	Liability of the NMF Trust and the AST Trust

(a) Each party acknowledges and agrees that all obligations of the NMF Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the NMF Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the NMF Trust or the NMF Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the AST Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the NMF Trust, the trustees, officers, employees or agents of the NMF Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of the AST Trust under this Agreement are binding only with respect to the Target Fund; that any liability of the AST Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; that no other series of the AST Trust or AST Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the NMF Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the AST Trust, the trustees, officers, employees or agents of the AST Trust, or any of them.

13.	Cooperation and Exchange of Information

(a) The NMF Trust and the AST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; or in determining the financial reporting of any Tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b) Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

(c) The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the AST Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the AST Trust have concluded that, based on their evaluation of the effectiveness of the AST Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the AST Trust to the NMF Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the NMF Trust on Forms N-Q and N-CSR for periods ending [January 31, 2017, April 30, 2017, July 31, 2017, and October 31, 2017], which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the AST Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since                      that have materially affected, or are reasonably likely to materially affect, the AST Trust’s internal control over financial reporting during the relevant periods.

14.	Entire Agreement and Amendments

This Agreement and the Fund Adoption Agreement embody the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.

15.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.	Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the AST Trust:

Advisors Series Trust

615 E Michigan Street

Milwaukee, WI 53202

Attention: Legal Department

To the NMF Trust:

Nationwide Mutual Funds

One Nationwide Plaza, 5-02-210

Columbus, OH 43215

Attention: General Counsel

To Logan:

Logan Capital Management, Inc.

Six Coulter Avenue, Suite 2000

Ardmore, PA 19003

Attention: Al Besse

To NFA:

Nationwide Fund Advisors

One Nationwide Plaza, 5-02-210

Columbus, OH 43215

Attention: General Counsel

17.	Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

18.	Effect of Facsimile or Electronic Signature

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.	Publicity

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.	Confidentiality

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.	Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the AST Trust and the NMF Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

AST Trust, on behalf of the Target Fund
By:
Name:
Title:
Nationwide Mutual Funds, on behalf of the Acquiring Fund
By:
Name:
Title:
Solely for purposes of Section 10
Nationwide Fund Advisors
By:
Name:
Title:
Solely for purposes of Section 10
Logan Capital Management, Inc.
By:
Name:
Title:

APPENDIX B — TARGET FUND’S FINANCIAL HIGHLIGHTS

Logan Capital Long/Short Fund

For a capital share outstanding throughout the period

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	September 28, 2012 through April 30, 2013*
Net Asset Value — Beginning of Period	$12.20	$12.24	$11.24	$10.05	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.12)	(0.09)	(0.10)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	0.96	0.25	1.11	1.31	0.16

Total from investment operations	0.84	0.16	1.01	1.19	0.12

Less Distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	(0.11)	(0.20)	(0.01)	—	(0.04)

Total distributions	(0.11)	(0.20)	(0.01)	—	(0.07)

Redemption Fees	0.00 ~	—	—	—	0.00	~

Net Asset Value — End of Period	$12.93	$12.20	$12.24	$11.24	$10.05

Total Return	6.96%	1.27%	9.01%	11.84%	1.20	%+
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,356	$12,512	$10,401	$6,260	$5,272
Ratio of operating expenses to average net assets:
Before reimbursements	4.78%	4.33%	4.53%	6.13%	6.71	%^
After reimbursements	3.10%	3.13%	3.33%	3.48%	3.29	%^
Ratio of interest expense and dividends on short positions to average net assets:	1.11%	0.99%	0.83%	0.98%	0.79	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(2.48%)	(2.06%)	(2.43%)	(4.08%)	(4.54	%)^
After reimbursements	(0.80%)	(0.86%)	(1.23%)	(1.43%)	(1.12	%)^
Portfolio turnover rate	35%	83%	68%	135%	108	%+

*	Commencement of operations for Investor Class shares was September 28, 2012.
+	Not annualized.
^	Annualized.
~	Amount is less than $0.01.

B-1

Logan Capital Long/Short Fund Cont’d

For a capital share outstanding throughout the period

Institutional Class	Year Ended April 30, 2017	August 28, 2015 Through April 30, 2016
Net Asset Value — Beginning of Period	$12.22	$11.92

Income from Investment Operations:
Net investment income (loss)	0.32	(0.05)
Net realized and unrealized gain (loss) on investments	0.53	0.55

Total from investment operations	0.85	0.50

Less Distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.11)	(0.20)

Total distributions	—	(0.20)

Net Asset Value — End of Period	$12.96	$12.22

Total Return	7.03%	4.16	%+
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$15	$119
Ratio of operating expenses to average net assets:
Before reimbursements	4.62%	4.21	%^
After reimbursements	3.04%	2.82	%^
Ratio of interest expense and dividends on short positions to average net assets:	1.30%	1.11	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(2.29%)	(1.98	%)^
After reimbursements	(0.71)%	(0.59	%)^
Portfolio turnover rate	35%	83	%+

*	Commencement of operations for Institutional Class shares was August 28, 2015.
+	Not annualized.
^	Annualized.

B-2

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

LOGAN CAPITAL LONG/SHORT FUND

A series of Advisors Series Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2017

The undersigned, revoking prior proxies, hereby appoints Cheryl L. King and Douglas G. Hess, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Logan Capital Long/Short Fund (the “Fund”) to be held at the offices of U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, on December 8, 2017, at 11:00 a.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-745-0268. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 8, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/logancapital2017.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

LOGAN CAPITAL LONG/SHORT FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition by Nationwide Mutual Funds, a Delaware statutory trust (the “NMF Trust”), on behalf of its series, Nationwide Long/Short Equity Fund (the “Acquiring Fund”), of all of the assets of the Logan Capital Long/Short Fund (the “Target Fund”), in exchange solely for Institutional Service Class and Class R6 shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing.	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 25, 2017

REGISTRATION STATEMENT ON FORM N-14 FILED BY

NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code: 5-02-210

Columbus, Ohio 43215

(800) 848-0920

www.nationwide.com/mutualfunds

This Statement of Additional Information (“SAI”), relates to the December 8, 2017, Special Meeting of Shareholders of the Logan Capital Long/Short Fund (the “Target Fund”), a series of Advisors Series Trust (the “AST Trust”), to approve a proposal to reorganize the Target Fund into the Nationwide Long/Short Equity Fund (the “Acquiring Fund”), a series of the Nationwide Mutual Funds (the “NMF Trust”) (the “Reorganization”). If the proposal is approved, Target Fund shareholders holding Investor Class and Institutional Class shares will be issued Institutional Service Class and Class R6 shares, respectively, of the Acquiring Fund.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated October 25, 2017 (the “Proxy Statement/Prospectus”) of the Acquiring Fund, relating specifically to the Special Meeting of Shareholders of the Target Fund that will be held on December 8, 2017. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the AST Trust toll free at 1-855-215-1200. You can also access this information at www.logancapital.com/funds.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/ Prospectus. The proposed Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

1

Table of Contents

Page
General Information	3
Incorporation of Documents By Reference into the SAI	3
Pro Forma Financial Information	3

2

General Information

This SAI relates to (i) the acquisition by the NMF Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Target Fund by the Acquiring Fund, in exchange solely for both Institutional Service Class and Class R6 shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust with respect to the Acquiring Fund of all of the liabilities (as defined in the Agreement and Plan of Reorganization) of the Target Fund; (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the closing. The Reorganization is currently expected to occur on or around December 11, 2017, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Incorporation of Documents by Reference into the SAI

Because the Acquiring Fund was newly created for purposes of this transaction, the Acquiring Fund has not published an annual or semi-annual report to shareholders. This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated August 28, 2017, with respect to the Target Fund (previously filed on EDGAR, Accession No. 000089189-17-004445).

2.	The audited financial statements and related report of the independent registered accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2017 (previously filed on EDGAR, Accession No. 0000898531-17-000371). No other parts of the Annual Report are incorporated herein by reference.

3.	Statement of Additional Information dated September 1, 2017, with respect to the Acquiring Fund (previously filed on EDGAR, Accession No. 0001193125-17-266421).

Pro Forma Financial Information

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund.

Pro forma financial information has not been prepared for the reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization.

3